=====================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 25, 2007

                             ----------------------

                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=====================================================================

Item 7.01 Regulation FD Disclosure

At the 40th Tokyo Motor Show 2007, Hino Motors, Ltd., a subsidary of Toyota Motor Corporation, is featuring a new concept motorcoach with windows using Research Frontiers' patented SPD-Smart light-control technology. The S'elega Premium, with its variable tint SPD "smart" windows, was shown earlier today at a press briefing by senior executives of Hino Motors at the Tokyo Motor Show. Members of the media were able to experience the benefits of smart windows while sitting in Hino Motors' top-of-the-line S'elega Premium luxury tour bus on display at the show.

SPD-Smart automotive windows allow vehicle occupants to instantly, precisely and uniformly control the amount of sunlight, glare and heat passing through the windows, sunroofs and other glazings. They also block more than 99% of harmful UV radiation.

The S'elega Premium, which has five large SPD-Smart window panels totaling over 11 square meters of glass (more than 36 square feet) on the side of the motorcoach, is featured in a promotional video from Hino and can be seen and experienced at the Tokyo Auto Show through November 11, 2007. The SPD-SmartGlass laminated windows on the S'elega Premium are curved and are approximately
1.1 meters (43.4 inches) tall and most are over 2 meters
(81 inches) wide.

The SPD-Smart windows for the S'elega Premium concept vehicle were produced and supplied by Asahi Glass Company, a licensee of Research Frontiers.

Research Frontiers' press release (which is included herewith as an exhibit), is available on various web sites including
Research Frontiers' website at http://www.SmartGlass.com.

The press release may include statements that may constitute "forward-looking" statements as referenced in the Private
Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of the press release.


The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

99.1  Research Frontiers Press Release dated October 25, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED

Dated: October 25, 2007

                                          /s/ Joseph M. Harary
                                          ---------------------------
                                          By: Joseph M. Harary
                                          Title: President